GRADISON MUTUAL FUNDS
580 WALNUT STREET
CINCINNATI, OHIO  45202-3198




U.S. GOVERNMENT
RESERVES




Annual Report
SEPTEMBER 30, 1998



See Page 11 for Supplement to Prospectus dated 2/1/98 of Gradison U.S. Government Reserves Fund.




                                                                          [LOGO]




This material is intended for distribution to shareholders of the Gradison U.S. Government Reserves Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison U.S. Government Reserves Fund. BISYS Fund Services Limited Partnership--Distributor

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                November 6, 1998


Dear Shareholders:


ANNUAL REPORT The twenty-third fiscal year of Gradison U.S. Government Reserves money market fund was completed on September 30, 1998. The Fund commenced operations in 1976. We count shareholders who have been with us for years as old friends, and we welcome our new shareholders. We offer a special welcome to the many shareholders from Essex Capital Management who joined us in early-September. We believe that new shareholders of U.S. Government Reserves money market fund will find that the Fund's longevity provides an important basis for assessing current developments in financial markets.

Audited financial results for the Fund's fiscal year (with accompanying notes) follow. The investment portfolio appears on pages 4-5; financial statements, on pages 6-7; and the unqualified opinion of our independent public accountants, Arthur Andersen, LLP, on page 10. At September 30, 1998, the 7-day yield of U.S. Government Reserves money market fund was 4.80% which produced an effective yield of 4.92% as a result of compounding.

In recent months, the stability of the fixed income markets that has prevailed for approximately two years has ended as the "Asian contagion" has become pandemic. Russia and several countries in Latin America are now in financial crisis. Domestic financial markets are now affected by concerns that growth of the U.S. economy will be impeded by the crises ravaging other parts of the globe. The earlier consideration that the domestic economy was growing at an unsustainable pace has evaporated. Responding in this new environment, the FOMC reduced short term interest rates by one-quarter of one percent (0.25%) on September 29 and again on October 15. The FOMC cited concerns that: (1) Growth in the U.S. economy would slow as a result of weakness prevalent in foreign economies; (2) Domestic conditions have become less accommodative to economic growth; and (3) Reduced availability of credit and unsettled market conditions would restrain demand. Professional investment managers expect more rate cuts. For the time being, our financial markets remain susceptible to volatility as a result of the factors cited by the FOMC.

SHAREHOLDER SERVICE U.S. Government Reserves money market fund intends to deliver the services that shareholders most value, and your comments and suggestions are welcomed. Contact your Investment Consultant or the Gradison Mutual Funds Shareholder Service Department during normal business hours if you have questions about your account or any element about the Fund's operations. The telephone number for Shareholder Service is (800) 869-5999 (nationwide).

Respectfully,


/s/ C. Stephen Wesselkamper
---------------------------
    C. Stephen Wesselkamper
    Vice President
    Portfolio Manager


--------------------------------------------------------------------------------
SECURITIES, MUTUAL FUNDS AND OTHER INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY MCDONALD INVESTMENTS INC., KEY BANK OR ANY OF THEIR AFFILIATES, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------


The Gradison Division of McDonald Investments Inc., a subsidiary of KeyCorp, is the investment adviser to the Gradison U.S. Government Reserves. The Gradison Funds are sponsored and distributed by BISYS Fund Services Limited Partnership, which is not affiliated with KeyCorp or its subsidiaries. Gradison receives a fee for its services from the Gradison Funds.




                                                           1-800-869-5999 [LOGO]

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                    For a share outstanding throughout each year



                                                                            YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------------
                                                             1998          1997       1996         1995         1994

NET ASSET VALUE AT BEGINNING OF YEAR                       $  1.000     $  1.000     $ 1.000     $  1.000     $  1.000
                                                           ---------    --------     -------     --------     --------
NET INVESTMENT INCOME                                          .049         .047        .047         .050         .029
DIVIDENDS FROM NET INVESTMENT INCOME                          (.049)       (.047)      (.047)       (.050)       (.029)
                                                           ---------    --------    --------     --------     --------
NET ASSET VALUE AT END OF YEAR                             $  1.000     $  1.000    $  1.000     $  1.000     $  1.000
                                                           =========    ========    =========    =========    ========
TOTAL RETURN                                                   4.98%        4.85%       4.86%        5.10%        2.97%
                                                           =========    ========    =========    =========    ========
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of year (in millions)                 $1,933.8     $1,610.1    $1,333.1     $1,224.1     $1,001.2
   Ratio of gross expenses to average net assets (1)            .73%         .73%        .76%         .80%          --
   Ratio of net expenses to average net assets                  .72%         .72%        .75%         .78%         .80%(2)
   Ratio of net investment income to average net assets        4.86%        4.75%       4.72%        5.00%        2.90%(2)

------------------------------------------------------------------------------------------------------------------------------------

(1) Effective September 30, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.
(2) During the year ended September 30, 1994, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of net expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.



2             See accompanying notes to financial statements.

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                              September 30, 1998


PERFORMANCE DATA

U.S. GOVERNMENT RESERVES AVERAGE ANNUAL
TOTAL RETURN PERIODS ENDED SEPTEMBER 30, 1998
CONSUMER PRICE INDEX

                                                10 YEARS  5 YEARS   3 YEARS    1 YEAR   QUARTER
                                                --------  -------   -------    ------   -------
U.S. GOVERNMENT RESERVES AVERAGE ANNUAL
TOTAL RETURN PERIODS ENDED SEPTEMBER 30, 1998     5.17%     4.54%     4.89%     4.98%     1.23%

CONSUMER PRICE INDEX                              3.20%     2.50%     2.30%     1.50%     0.50%


* Not annualized.

The chart above is intended to compare the total return results of Gradison U.S. Government Reserves with the Consumer Price Index which is widely considered as a measure of inflation. Total returns reflect the reinvestment and compounding of actual daily dividends and distributions for each period noted. Total returns are historical and will fluctuate in the future.

The yield of U.S. Government Reserves Money Market Fund for the 7-day period ended November 6, 1998 was 4.51% which produced an effective yield of 4.61%. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Gradison U.S. Government Reserves acquired all of the outstanding shares of Gradison Cash Reserves (GCR), Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. on September 27, 1993. Returns prior to that date are those of GCR, which invested in non-government obligations, the yields of which generally exceed yields of government obligations.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.




              See accompanying notes to financial statements.                  3

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                              September 30, 1998

PORTFOLIO OF INVESTMENTS


 MATURITY,       INTEREST          PRINCIPAL
COUPON RATE      RATE (1)           AMOUNT             VALUE

 FEDERAL FARM CREDIT BANKS,
 DISCOUNT NOTES - 6.52%

10/06/98            5.41%      $  26,928,000       $ 26,907,753
10/07/98            5.41          22,000,000         21,980,163
10/15/98            5.42          20,000,000         19,957,844
10/19/98            5.15          25,000,000         24,935,625
11/09/98            5.35           9,500,000          9,444,940
12/22/98            5.05           5,000,000          4,942,486
 1/27/99            5.37          19,000,000         18,665,568
                                                   ------------
                                                    126,834,379
                                                   ------------

 FEDERAL FARM CREDIT BANKS,
 BONDS - 5.04%

11/02/98, 5.51%     5.56          23,000,000         22,997,869
12/01/98, 5.48      5.53          16,075,000         16,074,579
 2/02/99, 5.30      5.45          20,000,000         19,990,182
 4/01/99, 5.50      5.66          14,000,000         13,989,459
 9/29/99, 5.24      5.24          25,000,000         25,000,000
                                                  -------------
                                                     98,052,089
                                                  -------------

 FEDERAL FARM CREDIT BANKS,
 FLOATING RATE NOTES (2) - 8.99%

10/01/98            5.44          50,000,000         50,000,000
12/01/98            5.56          50,000,000         50,000,000
 2/01/99            5.46          50,000,000         50,000,000
 8/17/99            5.48          25,000,000         24,987,090
                                                  -------------
                                                    174,987,090
                                                  -------------

 FEDERAL FARM CREDIT BANKS,
 FLOATING RATE MASTER NOTE (2) - 3.21%

10/16/98            5.43          62,500,000         62,500,000
                                                  -------------

--------------------------------------------------------------------------------

 MATURITY,       INTEREST          PRINCIPAL
COUPON RATE      RATE (1)           AMOUNT             VALUE

 FEDERAL HOME LOAN BANKS,
 DISCOUNT NOTES - 40.20%

10/07/98            5.41%       $ 96,400,000       $ 96,313,076
10/09/98            5.43         228,790,000        228,514,225
10/14/98            5.42         100,000,000         99,804,224
10/16/98            5.43          27,000,000         26,938,913
10/21/98            5.44          50,000,000         49,849,000
10/26/98            5.11          14,500,000         14,448,545
11/04/98            5.39          56,498,000         56,210,450
11/12/98            5.40          50,000,000         49,685,146
12/02/98            5.07          10,900,000         10,804,919
12/04/98            5.29          38,423,000         38,061,995
12/23/98            5.28          25,000,000         24,695,782
 1/06/99            5.37          25,000,000         24,638,608
 1/08/99            5.37          15,000,000         14,778,694
 1/13/99            5.37          11,000,000         10,829,512
 2/03/99            5.35          12,568,000         12,334,532
 2/12/99            5.35          25,000,000         24,502,153
                                                   ------------
                                                    782,409,774
                                                   ------------

 FEDERAL HOME LOAN BANKS,
 BONDS - 9.55%

11/18/98, 5.30%     5.70          14,000,000         13,992,917
12/08/98, 5.42      5.66          14,000,000         13,993,744
 2/26/99, 5.53      5.65          10,000,000          9,989,120
 3/16/99, 5.56      5.62          20,000,000         19,994,498
 4/07/99, 5.54      5.70          10,150,000         10,141,672
 6/10/99, 5.53      5.69          10,000,000          9,989,230
 6/11/99, 5.61      5.65          13,700,000         13,695,655
 7/01/99, 5.55      5.58          15,000,000         14,996,400
 7/23/99, 5.66      5.58          40,000,000         40,008,350
 8/04/99, 5.68      5.70          19,175,000         19,171,210
 8/17/99, 5.51      5.57          20,000,000         19,990,005
                                                  -------------
                                                    185,962,801
                                                  -------------

--------------------------------------------------------------------------------


4             See accompanying notes to financial statements.

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                              September 30, 1998

PORTFOLIO OF INVESTMENTS Continued


 MATURITY,       INTEREST          PRINCIPAL
COUPON RATE      RATE (1)           AMOUNT             VALUE

 FEDERAL HOME LOAN BANKS,
 FLOATING RATE NOTES (2) - 5.14%

10/20/98            5.01%     $    50,000,000    $   49,999,242
 8/12/99            4.98           50,000,000        49,974,541
                                                 --------------
                                                     99,973,783
                                                 --------------
 STUDENT LOAN MARKETING ASSOCIATION,
 DISCOUNT NOTE - 10.28%

10/01/98            5.39          200,000,000       200,000,000
                                                 --------------

 STUDENT LOAN MARKETING ASSOCIATION,
 BONDS - 4.65%

12/17/98, 5.74%     5.61           11,500,000        11,502,813
 1/22/99, 5.66      5.69           10,000,000         9,998,831
 1/27/99, 5.56      5.71           13,700,000        13,689,049
 2/10/99, 5.40      5.59           20,375,000        20,360,721
 6/10/99, 5.52      5.66           10,000,000         9,990,561
 9/30/99, 5.20      5.20           25,000,000        25,000,000
                                                 --------------
                                                     90,541,975
                                                 --------------

--------------------------------------------------------------------------------

 MATURITY,       INTEREST          PRINCIPAL
COUPON RATE      RATE (1)           AMOUNT             VALUE

 STUDENT LOAN MARKETING ASSOCIATION,
 FLOATING RATE NOTES (2) - 6.42%

 3/18/99            5.14%     $    75,000,000    $   75,000,000
 9/15/99            5.28           50,000,000        49,968,272
                                                 --------------
                                                    124,968,272
                                                 --------------

TOTAL INVESTMENTS,
AT VALUE (COST $1,946,230,163) - 100%            $1,946,230,163
                                                 ==============

--------------------------------------------------------------------------------

(1) The interest rates disclosed in the portfolio of investments are as follows:
     o U.S. Government Agency discount notes - the discount rate at the time of purchase;
     o U.S. Government Agency bonds - the yield to maturity at the time of purchase;
     o  U.S. Government Agency floating rate notes - the current coupon rate;
(2) For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.



              See accompanying notes to financial statements.                  5

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------

                                                                       9/30/98
ASSETS
   Investments in securities, at value (Note 1)
      (Cost $1,946,230,163)                                        $1,946,230,163
   Interest receivable                                                  7,293,972
   Prepaid expenses and other assets                                    6,743,161
                                                                   --------------
     TOTAL ASSETS                                                   1,960,267,296
                                                                   --------------
LIABILITIES
   Payable for securities purchased                                    25,000,000
   Accrued investment advisory fee (Note 2)                               686,155
   Other accrued expenses payable to adviser (Note 2)                     414,402
   Dividend payable                                                       206,780
   Other accrued expenses and liabilities                                 134,263
   Payable for Fund shares redeemed                                         2,000
                                                                   --------------
     TOTAL LIABILITIES                                                 26,443,600
                                                                   --------------
NET ASSETS
   Equivalent to $1.00 per share on 1,933,823,696
      outstanding shares (Note 1)
      ($.01 par value - unlimited number of shares authorized)     $1,933,823,696
                                                                   ==============


STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED 9/30/98
INTEREST INCOME                                                                      $100,139,720
EXPENSES:
   Investment advisory fees (Note 2)                               $ 7,875,357
   Transfer agency fees (Note 2)                                     2,612,210
   Distribution (Note 2)                                             1,778,775
   Registration fees                                                   190,291
   Accounting services fees (Note 2)                                   187,038
   Custodian fees (Note 1)                                             166,962
   Printing                                                            161,496
   Professional fees                                                    57,389
   ICI dues                                                             56,101
   Trustees' fees (Note 2)                                              38,326
   Amortization of organization expense (Note 1)                         4,369
   Other                                                                12,868
                                                                   -----------
     GROSS EXPENSES                                                 13,141,182
     LESS EARNINGS CREDITS ON CASH BALANCES (NOTE 1)                  (166,962)
                                                                   -----------
     NET EXPENSES                                                                     12,974,220
                                                                                    ------------

NET INVESTMENT INCOME                                                               $ 87,165,500
                                                                                    ============
------------------------------------------------------------------------------------------------



6             See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                -------------------------------------
                                                    9/30/98               9/30/97
FROM NET INVESTMENT INCOME                      $    87,165,500       $   74,249,386
                                                ---------------       --------------
FROM DIVIDENDS TO SHAREHOLDERS                      (87,165,500)         (74,249,386)
                                                ---------------       --------------
FROM FUND SHARE TRANSACTIONS:
   (at a constant net asset value of $1.00
      per share)
   Proceeds from shares sold                      9,220,288,201        7,808,119,094
   Net asset value of shares issued in
      reinvestment of dividends                      85,372,300           73,390,308
   Payments for shares redeemed                  (8,981,894,940)      (7,604,514,450)
                                                ---------------       --------------
     Increase in net assets from Fund share
        transactions                                323,765,561          276,994,952
                                                ---------------       --------------
TOTAL INCREASE IN NET ASSETS                        323,765,561          276,994,952
NET ASSETS:
   Beginning of year                              1,610,058,135        1,333,063,183
                                                ---------------       --------------
   End of year                                  $ 1,933,823,696       $1,610,058,135
                                                ===============       ==============



              See accompanying notes to financial statements.                  7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                              September 30, 1998


NOTE 1 -- SIGNIFICANT ACCOUNTING
POLICIES

Gradison o McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940 (the Act), as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison U.S. Government Reserves (the Fund).

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at the net asset value per share. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding.

SECURITIES VALUATION

Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share, but there can be no assurance that this will be the case.

SECURITIES TRANSACTIONS

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed).

INTEREST INCOME

Interest income is accrued as earned and includes immaterial gains or losses realized from securities transactions during the year.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

DIVIDENDS TO SHAREHOLDERS

All of the net investment income of the Fund is declared as a dividend daily and paid monthly. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

TAXES

It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                              September 30, 1998


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder non-zero balance account, and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million, .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended.

NOTE 3 -- SUBSEQUENT EVENT

Effective October 23, 1998, the parent of McDonald was acquired by KeyCorp. McDonald, which became a subsidiary of KeyCorp as a result of the merger, has changed its name to McDonald Investments Inc. As of that date, a new Investment Advisory Agreement between McDonald Investments Inc. and the Fund became effective. That Agreement is in substantially the same form as the previous agreement except that it provides that the fees payable by the Fund under the Agreement will be held in escrow until shareholders of the Fund approve the Agreement. If the Agreement is not approved by March 22, 1999, the fees will be returned to the Fund. The current Transfer Agency, Account Services, and Administrative Services Agreement between the Fund and McDonald Investments Inc. continues in effect. BISYS Fund Services Limited Partnership has been retained by the Fund to act as Distributor, succeeding McDonald Investments Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


                                     ARTHUR
                                    ANDERSEN


To the Shareholders and Board of Trustees of the Gradison U.S. Government Reserves series of the Gradison o McDonald Cash Reserves Trust

We have audited the accompanying statement of assets and liabilities of the Gradison U.S. Government Reserves, a series of the Gradison o McDonald Cash Reserves Trust (a Massachusetts business trust), including the portfolio of investments, as of September 30, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison U.S. Government Reserves series of the Gradison o McDonald Cash Reserves Trust as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended, in conformity with generally accepted accounting principles.



/s/ ARTHUR ANDERSEN LLP
-------------------------
    Arthur Andersen LLP



Cincinnati, Ohio,
October 23, 1998

The following letter and prospectus supplement are not part of the Gradison U.S. Government Reserves Annual Report to Shareholders.


Dear Shareholder,

The following information is being sent to you in connection with your investment in the Gradison U.S. Government Reserves Fund. As you may already know, the parent of McDonald & Company Securities Inc. recently merged with KeyCorp, a bank holding company with headquarters in Cleveland, Ohio. As indicated below, certain changes have been made and additional shareholder approval is also required. Advisory and other services previously provided have not been changed as a result of the corporate merger.

A recommendation to reorganize the Fund was also presented and approved by your Fund's Board of Trustees and is briefly outlined below. It is expected that your approval of the proposed reorganization of the Fund will also be requested early next year. At this time, no action is required on your part.

Please keep this information with your Fund's prospectus and for further information or clarification please call 579-5700 from Cincinnati, Ohio, 1-800-869-5999 toll free, or your Investment Consultant.

Sincerely,

Gradison Mutual Funds


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


  Supplement DATED NOVEMBER 16, l998, To Prospectus Dated February 1, 1998 of:

                 GRADISON U.S. GOVERNMENT RESERVES (THE "FUND")

The purpose of this supplement is to notify shareholders of several developments with respect to the Fund:

1. The merger of the parent of McDonald & Company Securities Inc. ("McDonald") with KeyCorp was finalized on October 23, l998. McDonald, which has changed its name to McDonald Investments Inc., remains Investment Adviser for the Fund pursuant to an Investment Advisory Agreement dated October 23, l998. This Advisory Agreement will be submitted to shareholders for approval at a special meeting to be held early next year.

2. The Distributor of the Fund has been changed to BISYS Fund Services Limited Partnership to comply with certain banking regulations.

3. The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization for the Fund. The Reorganization is subject to the approval of the shareholders and the Board of Trustees of the Victory Portfolios. The Reorganization will be submitted to shareholders at a special meeting to be held early next year.

     If the Reorganization of the Fund is approved shareholders will exchange their Fund shares for shares of the Victory Gradison Government Reserves Fund. The shares of received by Gradison shareholders will have the same value as the total value of their Gradison Fund shares on the effective date of the Reorganization. (In other words, if you own $1,000 worth of Gradison U.S. Government Reserves shares, you will receive $1,000 worth of Victory Gradison Government Reserves shares.) The exchange of shares will not be taxable. Victory Gradison Government Reserves will be a new fund formed to continue the operations of the Gradison U.S. Government Reserves Fund and will have substantially the same investment objective and policies as the current Gradison U.S. Government Reserves Fund. The Victory Gradison Government Reserves Fund is a "Series" or "Portfolio" of the Victory Portfolios, an open-end management investment company organized as a Delaware trust.

The foregoing letter and prospectus supplement is not part of the Gradison U.S. Government Reserves Fund Annual Report to Shareholders.



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